                                                                    EXHIBIT 7.6

                           AGREEMENT OF JOINT FILING

         IPLP Acquisition I LLC, AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  October 26, 1998


                                                IPLP ACQUISITION I LLC

                                                By:   AIMCO Properties, L.P.,
                                                      its managing member

                                                By:   AIMCO-GP, Inc.,
                                                      its General Partner


                                                By:/s/ PATRICK J. FOYE
                                                   --------------------------
                                                   Patrick J. Foye
                                                   Executive Vice President


                                                AIMCO PROPERTIES, L.P.

                                                By:   AIMCO-GP, Inc.,
                                                      its General Partner


                                                By:/s/ PATRICK J. FOYE
                                                   --------------------------
                                                   Patrick J. Foye
                                                   Executive Vice President


                                                AIMCO-GP, INC.


                                                By:/s/ PATRICK J. FOYE
                                                   --------------------------
                                                   Patrick J. Foye
                                                   Executive Vice President

                                                APARTMENT INVESTMENT AND
                                                MANAGEMENT COMPANY


                                                By:/s/ PATRICK J. FOYE
                                                   --------------------------
                                                   Patrick J. Foye
                                                   Executive Vice President